eACCELERATION

     1050 NE HOSTMARK ST., SUTIE 100B, POULSBO, WA 98370 PHONE: 360-697-9260
                              WWW.eACCELERATION.COM


March 20, 2003

Silverdale Bank (the "Bank") hereby consents to and waives any and all violations of the restrictions set forth in the agreement dated March 19, 2002 among the Bank, eAcceleration Corp (the "Company") and Clinton Ballard with respect to the payment of an aggregate of $9,983.75 during 2002 by the Company to Clinton Ballard and Diana Ballard, which amount was applied to reduce the outstanding amount of the outstanding loan from the Company to the Ballards by such amount.


SILVERDALE BANK

By:        /s/ Randall S. Ross
   ---------------------------------------

Name: Randall S. Ross

Title:   Vice President


Accepted and Agreed:

Eacceleration corp

By:          /s/ Clinton Ballard
   -----------------------------------------

Name:  Clinton Ballard

Title:     CEO

       /s/ Clinton Ballard
       --------------------------------------
       Clinton Ballard